SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  June 10, 2002
                                                           --------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


         1-9997                                                59-2898045
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  (Commission File Number)                     (IRS Employer Identification No.)

   433 PLAZA REAL, SUITE 335
     BOCA RATON, FLORIDA                                           33432
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)


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Item 5.  Other Events

           Reference is made to a copy of the Second Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of June 10, 2002, and related documents which Agreement and other documents are filed as Exhibits 10(a), 10(b), 10(c), 10(d) and 10(e) to this report. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)        Exhibits

           Exhibit
           Number    Description of Exhibit
           -------   -----------------------

           10(a) Second Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of June 10, 2002.

           10(b) Deed to Secure Debt and Security Agreement, dated as of June 10, 2002, between Koger Ravinia, LLC and Fleet National Bank, a national banking association.

           10(c) Guaranty, dated as of June 10, 2002, by Koger Ravinia, LLC of debt of Koger Equity, Inc. in favor of Fleet National Bank, a national banking association, and others.

           10(d) Assignment of Leases and Rents, dated as of June 10, 2002, by Koger Ravinia, LLC to Fleet National Bank, a national banking association, and others.

           10(e) Indemnity Agreement Regarding Hazardous Materials, dated as of June 10, 2002, by Koger Equity, Inc. and Koger Ravinia, LLC for the benefit of Lenders under a certain Revolving Credit Loan Agreement, dated December 28, 2001, and as amended April 5, 2002, and June 10, 2002, and as may be further amended from time to time.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           KOGER EQUITY, INC.



   Dated:  June 10, 2002                   By:       /S/ Robert E. Onisko
                                               ---------------------------------
                                                        Robert E. Onisko
                                           Title:       Vice President and
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

           Exhibit
           Number    Description of Exhibit
           --------  ----------------------

              10(a) Second Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of June 10, 2002.

              10(b) Deed to Secure Debt and Security Agreement, dated as of June 10, 2002, between Koger Ravinia, LLC and Fleet National Bank, a national banking association.

              10(c) Guaranty, dated as of June 10, 2002, by Koger Ravinia, LLC of debt of Koger Equity, Inc. in favor of Fleet National Bank, a national banking association, and others.

              10(d) Assignment of Leases and Rents, dated as of June 10, 2002, by Koger Ravinia, LLC to Fleet National Bank, a national banking association, and others.

              10(e) Indemnity Agreement Regarding Hazardous Materials, dated as of June 10, 2002, by Koger Equity, Inc. and Koger Ravinia, LLC for the benefit of Lenders under a certain Revolving Credit Loan Agreement, dated December 28, 2001, and as amended April 5, 2002, and June 10, 2002, and as may be further amended from time to time.



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